UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2016

Endurance International Group Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001- 36131	46-3044956
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Corporate Drive, Suite 300 Burlington, MA		01803
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 852-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K filed on February 10, 2016, as amended by Form 8-K/A filed on March 31, 2016 (“Amendment No. 1”), of Endurance International Group Holdings, Inc. This Form 8-K/A is being filed solely for the purpose of inserting a conformed signature on the Report of Independent Registered Public Accounting Firm that was filed as part of Exhibit 99.1 to Amendment No. 1. The report had been physically signed prior to the filing of Amendment No. 1 but the conformed signature was inadvertently omitted from the electronic version that was filed. Except for this correction, there are no changes in any of the financial or other information contained in the report.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The audited consolidated financial statements of Constant Contact at December 31, 2015 and 2014 and for the three years in the period ended December 31, 2015 are attached herewith as Exhibit 99.1.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company and Constant Contact as of and for the year ended December 31, 2015 are attached herewith as Exhibit 99.2.

(d) Exhibits

Exhibit No.	Description of Exhibit

23.1*	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of Constant Contact.

99.1	Audited Consolidated Financial Statements of Constant Contact at December 31, 2015 and 2014 and for the three years in the period ended December 31, 2015.

99.2*	Unaudited pro forma condensed combined financial information of the Company and Constant Contact as of and for the year ended December 31, 2015.

*	Previously filed with Amendment No. 1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endurance International Group Holdings, Inc.

Date: May 13, 2016

	By:	/s/ Marc Montagner
	Name:	Marc Montagner
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1*	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of Constant Contact

99.1	Audited Consolidated Financial Statements of Constant Contact at December 31, 2015 and 2014 and for the three years in the period ended December 31, 2015

99.2*	Unaudited pro forma condensed combined financial information of the Company and Constant Contact as of and for the year ended December 31, 2015

*	Previously filed with Amendment No. 1